SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA TIGERS FUND, INC.


                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

    ____________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

    ____________________________________________________________________________

(5) Total fee paid:

    ____________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        _____________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        _____________________________________________________________________

    (3) Filing Party:

        _____________________________________________________________________

    (4) Date Filed:

        _____________________________________________________________________

                           THE ASIA TIGERS FUND, INC.


                                                               January 31, 2003

DEAR STOCKHOLDERS:

   We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") to be held on Friday, February 28, 2003 at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, Conference Room B, 28th Floor, New York, New York at 2:00 p.m., New York time.

   As you may know, on January 2, 2003, Fahnestock Viner Holdings Inc., its subsidiary Fahnestock & Co. Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC World Markets") and Canadian Imperial Bank of Commerce, entered into an agreement for Fahnestock & Co. to acquire all of the asset management business of CIBC World Markets, including ownership and control of Advantage Advisers, Inc. ("Advantage"), the investment manager of the Fund. Because the acquisition will result in the termination of the Fund's existing management agreement with Advantage, stockholders of the Fund are being asked at the Annual Meeting of Stockholders to consider a new management agreement with Advantage to be in effect following the acquisition. The new agreement will be substantially identical to the existing management agreement for the Fund.

   It is important to keep in mind that Fahnestock & Co. is acquiring Advantage, not the Fund. Your Fund shares and the management fees charged to the Fund will not change as a result of the acquisition. Moreover, Fahnestock & Co. has advised the Fund's Board of Directors that it currently anticipates the existing senior management team of Advantage will continue following the acquisition to provide the same high-quality services to which you've grown accustomed.

   In addition, stockholders of the Fund are being asked to vote on the election of a Director.

   After careful consideration, the Board of Directors, including its independent directors, approved the proposals and recommends that stockholders of the Fund vote "FOR" the proposals. Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

   We urge you to review the enclosed materials for all the details for the proposals described above. It is very important that you complete and return the enclosed proxy card.

   We thought that it would be helpful to provide the following questions and answers regarding the approval of the new management agreement and the election of a Director. They are designed to help you answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

   Please feel free to contact 1-877-456-6399 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card prior to the date of the Meeting, you may receive a telephone call from a representative of your Fund encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                                           Sincerely,

                                                           /S/ HOWARD M. SINGER

                                                           Howard M. Singer
                                                           Chairman

                              QUESTIONS AND ANSWERS

Q: WHAT IS BEING ACQUIRED IN THE ACQUISITION?

A: Fahnestock & Co. has agreed to acquire the asset management business of CIBC
   World Markets, which includes ownership and control of Advantage, the investment manager of the Fund. The Fund itself is not being acquired.

Q: WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A: Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of the existing management agreement with Advantage. Therefore, in order to ensure the continuity of management, stockholders are being asked to approve a substantially identical new management agreement with Advantage.

Q: HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?

A: Your Fund shares and the fees charged to the Fund will not change as a result of the acquisition. Moreover, Fahnestock & Co. has advised the Fund's Board of Directors that it currently anticipates the existing senior management team of Advantage will continue following the acquisition to provide the same high-quality services to which you've grown accustomed. Consequently, management of the Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q: WHAT ELSE AM I BEING ASKED TO APPROVE?

A: Stockholders are also being asked to elect a Director to the Board of Directors as part of the regular business of the Meeting.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Directors of the Fund, including its independent Directors, recommends that stockholders vote "FOR" the election of a Director and "FOR" the approval of the new management agreement.

Q: WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A: Call 1-877-456-6399 with any questions you may have regarding the voting of your shares.


           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE
        POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                                 SHARES YOU OWN.

                           THE ASIA TIGERS FUND, INC.


                           622 Third Avenue, 8th Floor
                            New York, New York 10017





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                January 31, 2003


TO THE STOCKHOLDERS:


   The Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room B on the 28th floor, on Friday, February 28, 2003, at 2:00 p.m., for the purposes of considering and voting upon:

         1. The election of a Director (Proposal 1).

         2. The approval of a new management agreement between Advantage Advisers, Inc. and the Fund (Proposal 2).

         3. Any other business that may properly come before the Meeting.


   The close of business on January 23, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.


                                     By Order of the Board of Directors,

                                     /S/ BRYAN MC KIGNEY

                                     Bryan McKigney
                                     President and Secretary

--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU
to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.


   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.


   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.


   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


       CORPORATE ACCOUNTS                            VALID SIGNATURE

       (1) ABC Corp. ..............................  ABC Corp. (by John Doe, Treasurer)
       (2) ABC Corp. ..............................  John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer ......  John Doe
       (4) ABC Corp. Profit Sharing Plan ..........  John Doe, Trustee


       TRUST ACCOUNTS

       (1) ABC Trust ..............................  Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee u/t/d 12/28/78 ....  Jane B. Doe


       CUSTODIAL OR ESTATE ACCOUNTS

       (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA ..............  John B. Smith
       (2) John B. Smith ..........................  John B. Smith, Jr., Executor

                           THE ASIA TIGERS FUND, INC.


                           622 Third Avenue, 8th Floor
                            New York, New York 10017


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

   This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room B on the 28th floor, on Friday, February 28, 2003, at 2:00 p.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 31, 2003. ANY STOCKHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, FREE OF CHARGE, BY CONTACTING ADVANTAGE ADVISERS, INC. AT THE ADDRESS LISTED BELOW OR BY CALLING 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of a Director (Proposal 1) and FOR Proposal 2. The close of business on January 23, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 13,124,014.3498 shares of common stock outstanding.


   At the Meeting, stockholders will be asked to vote on the election of a Class II Director of the Fund. In addition, stockholders will be asked to approve a new investment advisory agreement to take effect upon the consummation of the acquisition by Fahnestock & Co. Inc. ("Fahnestock & Co.") of the asset management business of CIBC World Markets Corp. ("CIBC World Markets"), including ownership and control of Advantage Advisers, Inc. ("Advantage"), the investment manager to the Fund (the "Acquisition"). For a discussion of the Acquisition, see "The Acquisition" under Proposal 2 below. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Acquisition will cause the automatic termination of the Fund's existing management agreement with Advantage. Therefore, in order to ensure continuity in the management of the Fund, stockholders are being asked to approve a new substantially identical management agreement with Advantage.


   In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.


   Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.


   Advantage, whose principal business address is 622 Third Avenue, 8th Floor, New York, New York 10017, is the Fund's investment manager. Advantage is currently a subsidiary of CIBC World Markets.


   The principal business address of the Fund is 622 Third Avenue, 8th Floor, New York, New York 10017. The Fund is a closed-end management investment company, registered under the 1940 Act.


                       PROPOSAL 1: ELECTION OF A DIRECTOR


   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class II Director to hold office until the 2006 Annual Meeting of Stockholders, or thereafter when his respective successor is elected and qualified. The term of office of the Class I and III Directors expires at the Annual Meeting of Stockholders in 2005 and 2004, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.


   The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominee listed below. The nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.


   The following table provides information concerning the nominee for election as a Class II Director:


                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                                                                                    FUND
                                                                                                  COMPLEX
                                                                                                OVERSEEN BY          OTHER
                                                             LENGTH OF                            NOMINEE        DIRECTORSHIPS
                                        POSITION HELD          TERM      PRINCIPAL OCCUPATION   (INCLUDING          HELD BY
NAME, ADDRESS AND AGE                      WITH FUND          SERVED      DURING PAST 5 YEARS     THE FUND)         NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTOR NOMINEE
Jeswald W. Salacuse                 Director, Member of     Since 1993   Henry J. Braker             2        Director of 13
   The Fletcher School of Law &     Audit Committee and                  Professor of Commercial              registered investment
   Diplomacy at Tufts University    Chairman of Nominating               Law (1990-Present),                  companies advised by
   Medford, MA 02155                Committee                            and formerly Dean                    Salomon Brothers Asset
   Age: 65                                                               (1986-1994), The                     Management Inc.
                                                                         Fletcher School of Law               ("SBAM").
                                                                         & Diplomacy, Tufts
                                                                         University; formerly
                                                                         Fulbright Distinguished
                                                                         Chair in Comparative
                                                                         Law, University of
                                                                         Trento, Italy (2000).

   The following table provides information concerning the Directors serving until the year 2004 and 2005 Annual Meetings of Stockholders:


                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                                                                                    FUND
                                                                                                  COMPLEX
                                                                                                OVERSEEN BY          OTHER
                                                             LENGTH OF                            NOMINEE        DIRECTORSHIPS
                                        POSITION HELD          TERM      PRINCIPAL OCCUPATION   (INCLUDING          HELD BY
NAME, ADDRESS AND AGE                      WITH FUND          SERVED      DURING PAST 5 YEARS     THE FUND)         NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
                             CLASS I DIRECTORS SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS

  NON-INTERESTED DIRECTORS
  Leslie H. Gelb                   Director and Member      Since 1994  President, The Council       2       Britannica.com;
     The Counsel on Foreign        of the Audit and                     on Foreign Relations                 Director of 13
     Relations                     Nominating                           (1993-Present);                      registered investment
     58 East 68th Street           Committees                           Columnist (1991-1993);               companies advised by
     New York, NY 10021                                                 Deputy Editorial Page                SBAM.
     Age: 65                                                            Editor (1985-1990) and
                                                                        Editor , Op-Ed Page
                                                                        (1988-1990), The New
                                                                        York Times.

Luis F. Rubio                      Director and Member of   Since 1999  President, Centro de         7       None
     Jaime Balmes No. 11, D-2      the Audit and                        Investigacion para el
     Los Morales, Polanco          Nominating Committees                Desarrollo, A.C.
     Mexico, D.F. 11510                                                 (Center of Research for
     Age: 47                                                            Development)
                                                                        (1981-Present);
                                                                        frequent contributor of
                                                                        op-ed pieces to The Los
                                                                        Angeles Times and The
                                                                        Wall Street Journal.



                           CLASS III DIRECTORS SERVING UNTIL THE YEAR 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Charles F. Barber                  Director, Chairman of    Since 1993  Consultant; formerly,        6       None
     66 Glenwood Drive             Audit Committee and                  Chairman of the Board,
     Greenwich, CT 06830           Member of Nominating                 ASARCO Incorporated
     Age: 85                       Committee                            (producer of copper and
                                                                        other metals).


INTERESTED DIRECTOR

Howard M. Singer*                  Chairman                 Since 2000  Managing Director, CIBC     11       None
     622 Third Avenue              and Director                         World Markets Corp.,
     8th Floor                                                          CIBC Oppenheimer
     New York, NY 10017                                                 Advisers, L.L.C. and
     Age: 39                                                            Advantage.


-------------------

* Mr. Singer is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

   The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of January 23, 2003:


                                                                                  AGGREGATE DOLLAR
                                                                                  RANGE OF EQUITY
                                                             DOLLAR RANGE         SECURITIES IN ALL
                                                               OF EQUITY          FUNDS OVERSEEN BY
                                             NUMBER OF       SECURITIES IN      DIRECTOR/NOMINEE AND
NAME OF DIRECTOR/NOMINEE                       SHARES          THE FUND         ADVISED BY ADVANTAGE
-------------------------                  -------------   -----------------  ------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Charles F. Barber                               1000          $1 - 10,000         $10,000 - $50,000
Leslie H. Gelb                                  None             None                   None
Luis F. Rubio                                    715          $1 - 10,000         $10,000 - $50,000
Jeswald W. Salacuse                              324          $1 - 10,000            $1 - 10,000

INTERESTED DIRECTOR/NOMINEE

Howard M. Singer*                               1000         $1 - $10,000         $10,000 - $50,000

ALL DIRECTORS AND EXECUTIVE OFFICERS
   (AS A GROUP)                                 3039             n/a                    n/a

-----------------
* Mr. Singer is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

   At January 23, 2003, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At January 23, 2003, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in Advantage, the Fund's investment manager, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Advantage.


   The following table sets forth the beneficial ownership of shares of the Fund, at January 23, 2003, by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:


                                                   NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                          BENEFICIALLY OWNED          PERCENT OWNERSHIP
--------------------------------------------    ----------------------      ---------------------
President and Fellows of Harvard College (1)           3,589,308                    24.5%
   c/o Harvard Management Company, Inc.
   600 Atlantic Avenue
   Boston, MA 02210

Wachovia Corporation (2)                               2,217,900                   11.38%
   One Wachovia Center
   Charlotte, NC 28288

------------

(1)Based solely upon information presented in Schedule 13G/A, providing information as of May 31, 2002, filed by the President and Fellows of Harvard College, which reports sole voting and dispositive power as to all such shares.

(2)Based solely upon information presented in Schedule 13G, providing information as of December 31, 2001, filed by Wachovia Corporation which reports sole voting and dispositive power to 2,217,400 of such shares. According to the Schedule 13G filed by Wachovia Corporation, such shares were acquired by its wholly-owned subsidiary Tattersall Advisory Group, Inc.

   In addition, at January 23, 2003, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 13,012,957 shares, equal to 99.02% of the outstanding shares of the Fund.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS


   The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Advantage, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.


   The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.


   The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Advantage and its affiliates and other funds and clients managed by Advantage to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.


   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Singer, the current executive officers of the Fund are:


                                                   LENGTH OF
                                   POSITIONS HELD    TERM                   PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                WITH FUND      SERVED                  DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Bryan McKigney                     President and   Since 1999   Managing Director (2000-Present) and Executive
CIBC World Markets Corp.           Secretary                    Director (1993-2000), CIBC World Markets Corp.;
622 Third Avenue                                                Managing Director, CIBC Oppenheimer Advisers,
8th Floor                                                       L.L.C. and Advantage; President, Director and
New York, NY 10017                                              Secretary of The India Fund, Inc.; formerly, Vice
Age: 44                                                         President and Division Executive, Head of
                                                                Derivative Operations (1986-1993) and Assistant
                                                                Vice President, Securities and Commodity
                                                                Operations (1981-1985), Chase Manhattan Bank.


Alan E. Kaye                       Treasurer       Since 1999   Executive Director of CIBC World
CIBC World Markets Corp.                                        Markets Corp. (1995-Present);
622 Third Avenue                                                formerly, Vice President,
8th Floor                                                       Oppenheimer & Co., Inc. (1986-1994).
New York, NY 10017
Age: 51

   The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended October 31, 2002. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was subsequently amended in May 2000.


   The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2002.


   A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.


   The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee did not meet during the fiscal year ended October 31, 2002. The Nominating Committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.


   During the fiscal year ended October 31, 2002, the Board of Directors held four regular meetings and three special meetings. Each Director (except for Mr. Rubio) attended at least 75% of the meetings of the Board or the committee of the Board on which he served.


ADDITIONAL MATTERS


   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2002 to each Director of the Fund. No remuneration was paid during the fiscal year ended October 31, 2002 by the Fund to Mr. Singer who, as an officer or employee of Advantage and CIBC World Markets, is an "interested person" as defined under the 1940 Act. The Fund does not provide any pension or retirement benefits to Directors.


                                                      TOTAL COMPENSATION
                                     AGGREGATE         FROM OTHER FUNDS         TOTAL COMPENSATION
                                   COMPENSATION           ADVISED BY                FROM FUND
NAME OF DIRECTOR                     FROM FUND             ADVANTAGE            AND FUND COMPLEX
-----------------------           --------------     ---------------------     ---------------------
                                                       Directorships (A)        Directorships (A)
Charles F. Barber                     $7,500               $7,200(1)                 $43,100(6)
Leslie H. Gelb                        $6,800               $6,500(1)                 $13,300(2)
Luis F. Rubio                         $6,100               $5,900(1)                 $38,127.40(7)
Jeswald W. Salacuse                   $7,500               $7,200(1)                 $14,700(2)

-------------

(A) The numbers in parentheses indicate the applicable number of registered investment company directorships held by that Director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's Directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended October 31, 2002, except that Mr. Gelb did not timely file a Form 4.


REQUIRED VOTE


   Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.


      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY
           RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR
                                   DIRECTOR.

           PROPOSAL 2. APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                             ADVANTAGE AND THE FUND


INTRODUCTION


   In anticipation of the Acquisition, which is discussed in detail below, the Board of Directors of the Fund is proposing that its stockholders approve a new management agreement between the Fund and Advantage (the "New Agreement"). The New Agreement is substantially identical to the existing management agreement.


THE ACQUISITION


   On December 10, 2002, Fahnestock Viner Holdings Inc. ("FVH") and Canadian Imperial Bank of Commerce ("CIBC") announced that Fahnestock & Co., the principal operating subsidiary of FVH, or an affiliated company would acquire the U.S. brokerage and asset management businesses of CIBC World Markets, a wholly-owned subsidiary of CIBC.


   CIBC World Markets serves as the administrator of the Fund. Advantage, a wholly owned subsidiary of CIBC World Markets, serves as investment manager to the Fund pursuant to a management agreement dated as of August 7, 1998 (the "Existing Agreement"). CIBC World Markets also serves as investment adviser and/or administrator to several other registered and unregistered funds and acts as investment adviser and sponsor of various wrap fee programs and managed accounts. CIBC World Markets and Fahnestock & Co. each are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc.


   FVH is a publicly traded company listed on the New York Stock Exchange. Fahnestock & Co., the principal operating subsidiary of FVH, is a full-service, self-clearing securities brokerage firm headquartered in New York, and an investment adviser. Fahnestock & Co. is a member firm of the New York Stock Exchange and all principal U.S. exchanges. Following the Acquisition, the combined firm will have over seventeen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on financial consultants and client assets.


   Fahnestock & Co. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner International Co., which in turn is wholly-owned by FVH. In excess of 50% of the Class B (voting) shares of FVH are owned by Phase II Financial Limited, an Ontario corporation controlled by Albert
G. Lowenthal; in excess of 44% of the Class B (voting) shares of FVH are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts. The address for Fahnestock & Co. is 125 Broad Street, New York, New York 10004-2472.


   In connection with the Acquisition, CIBC and/or CIBC World Markets, on the one hand, and FVH and/or Fahnestock & Co., on the other, entered into a series of related agreements pursuant to which there would be an ongoing relationship between the parties following the closing. These agreements relate primarily to the sale of the U.S. brokerage business, including CIBC World Markets' providing research to Fahnestock & Co. and clearing transactions executed by Fahnestock & Co. In addition, CIBC agreed for a period of time not to compete against or solicit certain clients of FVH in connection with the brokerage business being acquired. Additionally, CIBC agreed for a period of time not to solicit certain employees or clients of Fahnestock & Co. in connection with the asset management business being acquired.


   Upon closing, the aggregate consideration in connection with the sale of the brokerage and asset management businesses will be approximately US$241,000,000 (Cdn$380,000,000) of which (i) approximately U.S. $13 million was paid in cash at closing from cash on hand; (ii) approximately U.S. $2 million will be paid in cash upon the completion of the Acquisition; (iii) approximately U.S. $65 million was paid by the issuance of a promissory note by Viner Finance Inc.; and
(iv) approximately U.S. $161 million was paid by issuance of debentures issued to CIBC by E.A. Viner International Co., a Delaware corporation and a wholly owned subsidiary of FVH, which, subject to certain conditions, are exchangeable for approximately 6.9 million Class A non-voting shares of FVH (representing approximately 35% of the shares of FVH on a fully diluted basis).


   The acquisition of the U.S. brokerage business of CIBC World Markets closed on January 3, 2003, and the purchase agreement with respect to the asset management business was executed as of January 2, 2003. Upon completion of the Acquisition, which is scheduled to occur on or about April 30, 2003, it is anticipated that Fahnestock & Co. or one of its affiliated companies will replace CIBC World Markets as the administrator of the Fund. Fahnestock & Co. or one of its affiliated companies will also acquire all of the equity interests of Advantage, the investment adviser to the Fund.


EFFECT OF THE ACQUISITION ON THE FUND


   Fahnestock & Co. has represented to the Fund's Board of Directors that, following the Acquisition, it does not anticipate any material changes in the Fund's investment policies or strategies or in the day-to-day management of the Fund. The Fund's investment adviser will continue to be Advantage and the Fund's portfolio manager will continue to be Punita Kumar-Sinha.


   As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of its "assignment," as defined in the Act. Consummation of the Acquisition will constitute an assignment of the Existing Agreement. As a result, the Board of Directors has considered and approved the New Agreement, which is substantially similar to the Existing Agreement. The terms of the New Agreement and the Board's evaluation of the New Agreement are discussed in more detail below.


EXISTING AND NEW AGREEMENTS


   The Existing Agreement and the New Agreement are identical except for the date of commencement and the date of termination of the agreements, and the replacement of references to CIBC World Markets with references to Fahnestock & Co. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Advantage, most recently approved the Existing Agreement on October 29, 2002. The stockholders of the Fund most recently approved the Existing Agreement on September 30, 1997, in connection with the acquisition of Advantage by CIBC World Markets (formerly CIBC Wood Gundy Securities Corp.). The following description of the New Agreement for the Fund is qualified in its entirety by reference to the form of New Agreement attached hereto as Exhibit "A."

SERVICES TO BE PERFORMED
------------------------

   As in the Existing Agreement, pursuant to the New Agreement, Advantage will continue to supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall business strategy, make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund and manage the investing and reinvesting of the Fund's assets. Advantage will also continue to provide access to research and statistical data to the Fund.


EXPENSES AND ADVISORY FEES
--------------------------

   As in the Existing Agreement, the New Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Advantage is responsible for expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund.


   THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO THE NEW AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING AGREEMENT. Consequently, under the Existing Agreement or the New Agreement, the Fund will pay Advantage a monthly fee at an annual rate of 1.00% of average weekly net assets.


LIMITATION OF LIABILITY
-----------------------

   As in the Existing Agreement, the New Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Advantage shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New Agreement provides that the Fund, under certain circumstances, will indemnify Advantage against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.


DURATION AND TERMINATION
------------------------

   Like the Existing Agreement, the New Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Agreement, and who are not "interested persons" (as defined in the 1940
Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" ( as defined in the 1940 Act) of the Fund. The New Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


EVALUATION BY THE BOARD OF DIRECTORS
------------------------------------

   At a meeting held in person on January 17, 2003, the Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage,

Fahnestock & Co. or their affiliates, approved the New Agreement and recommended that stockholders of the Fund approve the New Agreement. The New Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the Fund approve the New Agreement.


   In approving the New Agreement and determining to submit it to stockholders for their approval, the Board of Directors of the Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New Agreement on behalf of the Fund. The Board of Directors of the Fund believes that the New Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Agreement, the Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Advantage and Fahnestock & Co. These materials included written information regarding FVH and Fahnestock & Co. and their personnel, operations and financial condition.


   In approving the New Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, and the fact that the Existing Agreement and the New Agreement, including the terms relating to the services to be performed thereunder by Advantage and the expenses and fees payable by the Fund, are substantially identical. Among other things, the Board of Directors noted that the New Agreement would not result in any increased fees or in any material change in the level of services being provided. In connection with these considerations, comparisons were made between the New Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to Advantage of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of Fahnestock & Co. to maintain and/or enhance the services provided to the Fund by Advantage, and met with representatives of Fahnestock & Co. to discuss their current intentions with respect to Advantage. The Board of Directors further noted that Fahnestock & Co. intends to employ all of the current CIBC World Markets investment management professionals and administrative staff necessary to provide services to the Fund.


   In addition to the foregoing, the Fund's Board of Directors considered the likelihood of Advantage's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of FVH and Fahnestock & Co. and their financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of Advantage to retain and attract qualified personnel following consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New Agreement. Based upon its review of the above factors, the Board of Directors of the Fund concluded that the New Agreement is in the best interests of the Fund and its stockholders. The Board of Directors determined that if the New Agreement is not approved by stockholders, the Board would then further consider all available alternatives.


   The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the New Agreement.


   Mr. Singer and the officers of the Fund may have a substantial interest in the approval of the New Agreement for the Fund as a result of their interests in and/or positions with Advantage or affiliates thereof.

INFORMATION CONCERNING ADVANTAGE


   Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Advisers Act. Advantage has served as investment manager to the Fund since commencement of the Fund's operations.


   Advantage is currently a wholly-owned subsidiary of CIBC World Markets. CIBC World Markets is wholly-owned by CIBC World Markets Holdings Inc., which is 98% owned by CIBC Delaware Holdings Inc. CIBC World Markets Inc., a Canadian company, owns 83% of CIBC Delaware Holdings Inc., and CIBC, a Canadian bank, owns 100% of CIBC World Markets Inc. The principal business address of CIBC World Markets, CIBC World Markets Holdings Inc. and CIBC Delaware Holdings Inc. is 425 Lexington Avenue, New York, New York 10017. The principal business address of CIBC World Markets Inc. is BCE Place, 161 Bay Street, Toronto, Ontario, M5J 2S8 Canada, and the principal business address of CIBC is Commerce Court, Toronto, Ontario, M5L 1A2 Canada. The principal business address of Advantage following the Acquisition is expected to change to one of FVH's offices. Stockholders of the Fund will be advised of the new principal location of Advantage.


   The names, titles and principal occupations of the current directors and principal executive officers of Advantage are set forth in the following table. The business address of each person listed below is 622 Third Avenue, 8th Floor, New York, New York 10017.


NAME                                            TITLE AND PRINCIPAL OCCUPATION
------------------------                        -----------------------------------
Howard M. Singer* .....................         President, Managing Director and Member of the Board
Bryan E. McKigney* ....................         Managing Director
Paul Rubacky ..........................         Chief Financial Officer
Patricia Bourdon ......................         Secretary
Joyce Burns ...........................         Managing Director
Elliot Ganz ...........................         Assistant Secretary
Barbara Pires* ........................         Executive Director
* also serves as officer to the Fund


   Mr. Singer is Chairman and a Director of the Fund, and is an "interested person" of the Fund and Advantage because he is an officer and director of Advantage, the Fund's investment manager.


   Fahnestock & Co. has advised the Fund's Board of Directors that it anticipates that the foregoing persons will continue with Advantage in their present or similar capacities following the Acquisition, except for Paul Rubacky, Patricia Bourdon, Joyce Burns and Elliot Ganz, who will remain employees of CIBC World Markets.


SECTION 15(f) OF THE 1940 ACT

   CIBC World Markets and Fahnestock & Co. have agreed to use commercially reasonable efforts to comply with the "safe harbor" provisions afforded by
Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company clients of the adviser as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company). The Fund's Board of Directors is not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, Fahnestock & Co. has agreed with CIBC World Markets that it will use reasonable best efforts to insure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period.


   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser (or predecessor or successor adviser). In connection with the satisfaction of such 75% disinterested board requirement, Fahnestock & Co. has agreed with CIBC World Markets that it will use reasonable best efforts to insure compliance with such requirement during such three-year period. It is expected that the Board of Directors will continue to satisfy that condition of Section 15(f) for the requisite three-year period.


COMPARATIVE FEE INFORMATION


   The following table provides information with respect to the Fund and The India Fund, Inc., another investment company for which Advantage also serves as investment manager and which has a similar investment objective:


                                                                                    FEES PAID BY
                            MANAGEMENT FEE                  APPROXIMATE             FUND TO ADVANTAGE
                            (AS A PERCENTAGE OF AVERAGE     NET ASSETS AS OF        DURING YEAR ENDED
NAME OF FUND                WEEKLY NET ASSETS)              DECEMBER 31, 2002       DECEMBER 31, 2002
-----------------------     ---------------------------     -----------------       -----------------
The Asia Tigers Fund, Inc.   1.00%                          $ 99,645,867            $1,330,056.06
The India Fund, Inc.         1.10%                          $350,838,505            $4,021,761.09


PAYMENTS TO AFFILIATES OF ADVANTAGE BY THE FUND


   Advantage is currently an indirect wholly-owned subsidiary of CIBC. There have been no commissions paid to Affiliated Brokers, as defined in Rule 14a-101 under the Securities Exchange Act of 1934, as amended, of Advantage during the Fund's fiscal year ended October 31, 2002.

   CIBC World Markets, an indirect wholly-owned subsidiary of CIBC, serves as the Fund's administrator. For its administrative services, CIBC World Markets receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2002, these fees amounted to $282,259. In connection with the Acquisition, it is anticipated that Fahnestock & Co. or one of its affiliates will replace CIBC World Markets as the Fund's administrator, at the same rate currently being paid by the Fund, under a new administration agreement substantially identical to the Fund's current administration agreement with CIBC World Markets.


REQUIRED VOTE


   As provided by the 1940 Act, approval of the New Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.


   THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, FAHNESTOCK & CO. OR THEIR AFFILIATES, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION


                              INVESTMENT MANAGEMENT


ADVANTAGE ADVISERS, INC.


   Advantage serves as the Fund's investment manager. The address of Advantage is 622 Third Avenue, 8th Floor, New York, New York 10017.


CIBC WORLD MARKETS CORP.


   CIBC World Markets currently serves as the Fund's administrator. The address of CIBC World Markets is 622 Third Avenue, 8th Floor, New York, New York 10017. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS


   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund and the review of the Fund's financial statements for the fiscal year ended October 31, 2002 was $66,000.


   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for information technology services rendered by PwC to the Fund, Advantage, CIBC World Markets or entities controlled by any of them that provide services to the Fund for the fiscal year ended October 31, 2002.


   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, Advantage, CIBC World Markets, and entities controlled by either that provide services to the Fund for the fiscal year ended October 31, 2002 was $472,000. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.


                                 OTHER BUSINESS


   The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2004, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 622 Third Avenue 8th Floor, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 3, 2003. Any stockholder who desires to bring a proposal for consideration at the Fund's year 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) during the 30-day period from November 30, 2003 to December 30, 2003.


                         EXPENSES OF PROXY SOLICITATION


   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and CIBC World Markets. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC World Markets or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. In addition, PFPC Inc. ("PFPC"), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that PFPC will be paid by CIBC World Markets for such solicitation services in an amount estimated at $10,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.


   PFPC may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted, along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact PFPC at its toll-free number, 1-877-456-6399.


January 31, 2003

                                   EXHIBIT "A"


                              MANAGEMENT AGREEMENT
                              --------------------

   Agreement dated and effective as of [], 2003 between The Asia Tigers Fund, Inc., a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "Investment Manager") (this "Agreement").


   1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy;
(ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund;
(v) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund (vi) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques;
(vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; and (viii) pay the salaries, fees and expenses of such of the Fund's officers, directors or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.


   2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.


   Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

   3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including Fahnestock & Co. Inc. or any other brokers affiliated with the Investment Manager) for the execution of trades for the Fund.


   4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.


   5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.


   6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

   7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.


   8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.


   9. DURATION AND TERMINATION. This Agreement shall remain in effect until [o], and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

   Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.


   10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.


   11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by [telex or] facsimile (followed by delivery in person) to the parties at the addresses set forth below.


   If to the Fund:


       The Asia Tigers Fund, Inc.
       [622 Third Avenue]
       New York, New York [10017]
       Attn:  Howard Singer
              Chairman


   If to the Investment Manager:


       Advantage Advisers, Inc.
       [622 Third Avenue]
       New York, New York [10017]
       Attn:  Howard Singer
              President


   with a copy to:


       Fahnestock & Co. Inc.
       125 Broad Street
       New York, New York 10004-2472
       Attn:  General Counsel


or to such other address as to which the recipient shall have informed the other party in writing.

   Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.


         (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.




   IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.


                                                    THE ASIA TIGERS FUND, INC.


                                                    By:   ______________________
                                                          Name:
                                                          Title:


                                                    ADVANTAGE ADVISERS, INC.


                                                    By:   ______________________
                                                          Name:
                                                          Title:

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








                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           THE ASIA TIGERS FUND, INC.
               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 28, 2003

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS




    The undersigned hereby appoints Bryan McKigney, Barbara Pires, Daisy Liguori, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, in Conference Room B on the 28th Floor on Friday, February 28, 2003, at 2:00 p.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 31, 2003 and upon all other matters properly coming before said Meeting.

    Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 (INCLUDING THE NOMINEE FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of each Proposal.

     HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

     ___________________________________         _______________________________

     ___________________________________         _______________________________

     ___________________________________         _______________________________


-----------                                                         -----------
SEE REVERSE                (CONTINUED, AND TO BE SIGNED             SEE REVERSE
   SIDE                    AND DATED, ON THE REVERSE SIDE.)             SIDE
-----------                                                         -----------

[X] VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (INCLUDING THE NOMINEE FOR DIRECTOR).


1. Election of a Director.
Nominee (Class II) to serve until the year 2006 Annual       3. The persons named as proxies are authorized to vote
Meeting:                                                     in their discretion on any other business as may
(01) Jeswald W. Salacuse                                     properly come before the Meeting.

   FOR                                WITHHOLD AUTHORITY     4. Please mark the box at right if you plan to attend.
the nominee   [  ]             [  ]     to vote for the      Please bring valid identification.   [  ]
listed above                            nominee listed
                                        above
                                                             CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE   [  ]



2. Approval of a new management agreement between            Note: Please sign exactly as your name appears on this
Advantage Advisers, Inc. and the Fund                        Proxy. If joint owners, EITHER may sign this Proxy.
                                                             When signing as attorney, executor,administrator,
   [  ]        [  ]          [  ]                            trustee, guardian or corporate officer, please give
   FOR       AGAINST       ABSTAIN                           your full title.

                                                             PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING
                                                             THE ENCLOSED ENVELOPE.





Signature:                                Date:              Signature:                                Date:
            ---------------------------        ------------              -----------------------------      ----------